UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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THE E.W. SCRIPPS COMPANY
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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*** Exercise Your Right to Vote ***  Important Notice Regarding the Availability of Proxy Materials for the  Shareholder Meeting to Be Held on May 4, 2020.  Meeting Information  THE E.W. SCRIPPS COMPANY  Meeting Type: Annual Meeting  For holders as of: March 6, 2020  Date: May 4, 2020 Time: 4:00 PM (Local Time)  Location:   Scripps Center  10th Floor Conference Center  312 Walnut Street  Cincinnati, OH 45202  You are receiving this communication because you hold shares in the company named above.   This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side).   We encourage you to access and review all of the important information contained in the proxy materials before voting.  THE E.W. SCRIPPS COMPANY  312 WALNUT STREET  SUITE 2800  CINCINNATI, OH 45202  E98359-P36162  See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: 1. Annual Report 2. Notice and Proxy Statement How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com, or scan the QR Barcode below. How to Request and Receive a PAPER or E-MAIL Copy:  If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:   1) BY INTERNET: www.proxyvote.com   2) BY TELEPHONE: 1-800-579-1639   3) BY E-MAIL*: sendmaterial@proxyvote.com  * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow   (located on the following page) in the subject line.  g  XXXX XXXX XXXX XXXX  g  XXXX XXXX XXXX XXXX  Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 20, 2020 to facilitate timely delivery.  w  SCAN TO   VIEW MATERIALS & VOTE  How To Vote  Please Choose One of the Following Voting Methods  E98360-P36162  Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.   Vote By Internet: Go to www.proxyvote.com or from a smartphone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.  Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.  g  XXXX XXXX XXXX XXXX

The Board of Directors recommends you vote FOR the following proposal:  1. Election of Directors  Nominees:  1a. Lauren Rich Fine  1b. Wonya Y. Lucas  1c. Kim Williams  E98361-P36162

The Board of Directors recommends you vote FOR Proposals 1, 2 and 3.  1. Election of Directors  Nominees: 2. Ratification of Deloitte & Touche LLP as the Company's independent registered public accounting firm for 2020.  1a. Marcellus W. Alexander, Jr.  3. Advisory (non-binding) vote to approve named executive officer compensation.  1b. Charles L. Barmonde   1c. Richard A. Boehne  1d. Kelly P. Conlin  1e. John W. Hayden  1f. Anne M. La Dow  1g. R. Michael Scagliotti  1h. Adam P. Symson  E98362-P36162

E98363-P36162